Exhibit 99.1

HYPERSCALE DATA, INC. AULT CAPITAL GROUP, INC. STRATEGIC OUTLOOK AUGUST 2026

P 2 CAUTIONARY STATEMENT REGARDING FORWARD - LOOKING STATEMENTS This presentation and other written or oral statements and communications made from time to time by representatives of Hyperscale Data, Inc . (“ Hyperscale Data ” or the “ Company ”) contain “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended (the “ Securities Act ”), and Section 21 E of the Securities Exchange Act of 1934 , as amended (the “ Exchange Act ”) . Forward - looking statements reflect the current view about future events, and they are not guarantees of assurance of future performance . Statements that are not historical in nature, such as forecasts for the industries in which the Company and its subsidiaries operate, and which may be identified by the use of words like “expect,” “assume,” “project,” “anticipate,” “estimate,” “believe,” “could be,” “future,” “intend,” “plan,” “guidance,” “potential,” “forecast,” “target,” or the negative of these terms and other words of similar meaning, are forward - looking statements . Such statements include, but are not limited to, statements contained in this presentation relating to the business, business strategy, expansion, growth, products and services that may be offered in the future and the timing of their development, sales and marketing strategy, and capital outlook of the Company and its subsidiaries . Forward - looking statements are based on management’s current expectations and assumptions regarding the Company’s business, the economy and other future conditions, and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed . Hyperscale Data cautions the reader therefore against relying on any of these forward - looking statements . These risks and uncertainties include those risk factors discussed under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (the “ SEC ”), including the Company’s most recent Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q and other filings, each of which is available on the Company’s website and on the SEC’s website (www . sec . gov) . Any forward - looking statement made in this presentation speaks only as of the date of this presentation . All forward - looking statements are qualified in their entirety by reference to the risk factors discussed in the Company’s SEC filings and this cautionary statement regarding forward - looking statements . Should one or more of these risks or uncertainties materialize (or in certain cases, fail to materialize), or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Important factors that could cause actual results to differ materially from those in the forward - looking statements include, but are not limited to : a decline in general economic conditions nationally and internationally ; decreased demand for the Company’s products and services ; market acceptance of the Company’s products and services ; the ability to protect the Company’s intellectual property rights ; impact of any litigation or infringement actions brought against the Company ; competition from other providers and products ; risks in product development ; inability to raise capital to fund continuing operations ; changes in governmental regulation ; the ability to complete customer transactions and capital raising transactions . Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them . Hyperscale Data cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, Hyperscale Data does not intend to update publicly any of the forward - looking statements, or any other information in this presentation, whether as a result of future events, new information or otherwise, or to correct any inaccuracies or omissions in them which may become apparent . All forecasts are provided by management in this presentation and are based on information available to the Company at this time, and management expects that internal projections and expectations may change over time . In addition, the forecasts are based entirely on management’s best estimate of the future financial performance of the Company and its subsidiaries given current contracts, current backlog of opportunities, discussions with new and existing customers about products and services, and currently available sources of financing . Hyperscale Data Investor Relations Contact : IR@hyperscaledata . com or 1 - 888 - 753 - 2235

SECTIONS Executive Overview & Organizational Chart Hyperscale Data: Business & Key Initiatives Ault Capital Group: Lending, Financial Services & Digital Assets Portfolio Companies Financial Outlook I II III IV V

Executive Overview & Organizational Chart I

P 5 EXECUTIVE OVERVIEW HYPERSCALE DATA, INC. Hyperscale Data (NYSE American : GPUS) is an artificial intelligence (AI) - infrastructure company operating a 617 , 000 square - feet data center campus in Michigan with approximately 30 megawatts (“ MW ”) of power energized to date, with its previously announced expansion program targeting long - term potential in excess of 300 MW, subject to utility agreements, regulatory approvals and financing . The campus is anchored by a master services agreement between the Company's indirect wholly owned subsidiary Alliance Cloud Services, LLC (“ ACS ”) and a California - based neocloud provider (the “ MSA ”) that related to an initial 20 MW of critical AI compute capacity, which may be expanded at the customer’s option for a total deployment of up to 52 MW (if available) . The MSA has an initial term of 10 years, which may be extended at the customer’s option for up to two five - year extension terms . If exercised for the maximum term of the MSA, the Company expects to generate in excess of $ 1 . 2 billion in total revenue . Further, if the customer exercises its right to an additional deployment of up to 32 MW, total contract revenue would be expected to exceed $ 3 . 0 billion . The Company also has digital asset mining operations, maintains a Bitcoin treasury, and is developing an embodied - AI humanoid robotics platform (through its wholly owned subsidiary Omnipresent Robotics, LLC (“ Omnipresent ”)) . Hyperscale Data Inc. – an Artificial Intelligence (AI) - Infrastructure Company AI high - performance computing data center operations Data centers and AI colocation (Sentinum, Inc. (“Sentinum”), & ACS); digital asset mining treasury; robotics Michigan data center campus: 617,000 sq. ft.; ~83 acres; ~30 MW energized Business Model: MSA: initial 20 MW (option to expand total deployment up to 52 MW); 10 - year initial term, plus up to two five - year extensions; e xpected total revenue in excess of $1.2 bn over the maximum term, and in excess of $3.0 bn if the additional 32 MW deployment right is also exercis ed by the provider Principal Operations: Flagship Asset: Anchor Contract: Energized/contracted MW; contracted revenue; profitability and cash generated from operations Performance:

EXECUTIVE OVERVIEW

AULT CAPITAL GROUP, INC. (“ACG”)

ACG– A Hybrid Private Equity and Holding Company

ACG is a hybrid private equity and holding company that acquires, finances and holds controlling interests in businesses across the financial services, digital assets, defense technologies, industrial services, and hospitality and real estate sectors. Its private credit and structured finance activities are conducted through Ault Lending, LLC ("**Ault Lending**"), its California-licensed lending subsidiary. ACG's portfolio companies are operated by their own management teams, with ACG's performance assessed by reference to portfolio earnings and net asset value.

Business Model:	**Hybrid private equity firm that actively manages an investment portfolio of controlling and non-controlling interests in various business sectors**
Principal Operations:	**Private credit and structured finance (Ault Lending); Blockchain Protocol (Ault Blockchain); defense electronics (Gresham Worldwide); digital platforms (Ault Blockchain, OnlyBulls, askROI); hospitality and real estate; power electronics (TurnOnGreen, including Digital Power Corporation); equipment rental services (Circle 8); aviation; commodities**
Flagship Asset:	**Ault Lending platform; diversified operating portfolio; Ault Markets; Ault Blockchain; Tokenization of Real-World Assets (“RWAs”)**
Performance:	**Portfolio earnings; interest income; net asset value**

HYPERSCALE DATA
P6

P 7 EXECUTIVE OVERVIEW ORGANIZATIONAL CHART

Hyperscale Data: Business & Key Initiatives II

P 9 HYPERSCALE DATA: BUSINESS & KEY INITIATIVES MICHIGAN DATA CENTER CAMPUS; DIGITAL ASSETS; ROBOTICS Michigan Data Center Campus Facility ~617,000 sq. ft. Recent acquisition of additional ~48.5 - acre parcel Campus expanded to ~83 acres; current energized capacity ~28 - 30 MW Digital Assets ▪ Expansion Plan : Phased gross - power increase to approximately 52 MW within ~ 2 years via new natural gas distribution with on - site generation and longer - term potential in excess of 300 MW . All power increases are subject to utility agreements, regulatory approvals and funding . ▪ Anchor Agreement : MSA executed June 2026 between ACS and a California - based neocloud provider : initial 20 MW of critical AI compute capacity (option to expand total deployment up to 52 MW) ; initial 10 - year initial term, with up to two five - year extension terms ; expected total revenue in excess of $ 1 . 2 billion over the maximum term, and in excess of $ 3 . 0 billion if the provider’s right to an additional 32 MW deployment is also exercised over the maximum term ; expected to be operational Q 4 2026 . ▪ AI Retrofit : ~ 60 , 000 sq . ft . retrofit for initial 20 MW ; total estimated cost of $ 100 – 120 million . Robotics - Omnipresent ▪ Sentinum is a wholly owned subsidiary with digital asset mining operations at the Michigan facility . The Company mined 212 Bitcoins (BTC) during fiscal year 2025 , generating approximately $ 22 . 6 million of revenue, with approximately 1 . 83 exahashes per second of capacity . ▪ The Company’s Bitcoin treasury holdings totaled 959 Bitcoin (valued at approximately $ 60 . 8 million) as of August 2 , 2026 . ▪ Omnipresent has entered into a partner agreement and purchase orders with AGIBOT PTE . LTD . for the purchase of up to 143 intelligent robots, which products are authorized to be resold under Omnipresent’s own brand, and assistance in establishing an approximately 100 , 000 sq . ft . robotics data collection facility within the Michigan campus for teleoperation and embodied - AI model training . ▪ In June 2026 , production of the first 30 OPR - R 2 humanoid robots began, with deployment at the Michigan campus targeted for Q 3 2026 . Robotics revenue has been excluded from the Company’s 2026 earnings guidance .

Ault Capital Group: Lending, Financial Services & Digital Assets III

P 11 AULT CAPITAL GROUP: BUSINESS & PORTFOLIO LENDING, FINANCIAL SERVICES & DIGITAL ASSETS Ault Lending is a California licensed lender enabling it to act as a lending subsidiary engaged in private credit and structured finance activities for public growth companies, generally through convertible instruments and preferred securities, together with origination and structuring fees . Lending and Financial Services – Ault Lending Holding Business Ault Lending Structured finance for public entities; Private credit Markets activities; Treasury strategy; Blockchain activities; Tokenization Ault Markets, Inc.; Ault Global Commodities, Inc. Ault Blockchain AI software platform; trading operations through OnlyBulls consumer facing app askROI, Inc.

Portfolio Companies IV

PORTFOLIO COMPANIES

OPERATING PORTFOLIO COMPANIES

Portfolio Companies – Hybrid Private Equity Operations

Beyond its lending platform, ACG holds controlling and other equity interests in a portfolio of operating companies, each managed by its own independent leadership team. ACG does not conduct the day-to-day operations of these businesses; its role is that of a holding company — allocating capital, overseeing governance through board representation, and assessing performance by reference to portfolio earnings and net asset value. Debt at portfolio companies is generally non-recourse to ACG. Ownership interests are as reported in the Company's public filings and, where applicable, the respective portfolio companies' SEC filings.

Holding	Business
Gresham Worldwide, Inc., to be renamed to Ballista Group, Inc.	Defense and aerospace electronics (through Enertec Systems 2001 Ltd, Relec Electronics Ltd., Microphase Corp., and Giga-tronics Inc.); emerged from Chapter 11 proceedings in November 2025 and was reconsolidated in Q4 2025
Circle 8 Crane Services, LLC	Crane rental and lifting services; independent management; non-recourse financing
Ault Global Real Estate Equities, Inc.	Hotel operations and commercial real estate; non-recourse financing
TurnOnGreen, Inc.	Commercial power electronics and electric vehicle charging

HYPERSCALE DATA™

P13

Financial Outlook V

P 15 FINANCIAL OUTLOOK PRELIMINARY 2027 GUIDANCE Preliminary 2027 Guidance Projected Range Consolidated Estimated Revenue $ 300 million to $ 350 million Estimated Revenue by Operating Platform Data Center, AI Infrastructure and Robotics $ 40 million to $ 50 million Lending, Financial Services and Digital Assets $ 100 million to $ 150 million Portfolio Companies $ 150 million to $ 200 million Adjusted Earnings before Interest, Taxes, Depreciation, and Amortization (“Adjusted EBITDA”) $ 60 million to $ 80 million Actual results could differ materially from the preliminary guidance as a result of changes in assumptions or the occurrence of other risks and uncertainties .

P 16 USE OF NON - GAAP FINANCIAL MEASURES This presentation includes preliminary guidance regarding Adjusted EBITDA, a financial measure that is not calculated in accordance with generally accepted accounting principles in the United States (“ GAAP ”) . The Company defines Adjusted EBITDA as net income or loss before interest expense, interest income, income taxes, depreciation and amortization, adjusted to exclude stock - based compensation, impairment charges, gains or losses from changes in the fair value of financial instruments, gains or losses from the sale of assets and businesses, acquisition - related expenses, restructuring expenses and other items that management believes are not representative of the Company’s core operating performance . Management uses Adjusted EBITDA as a supplemental measure to evaluate the Company’s operating performance, compare results between periods and assess the performance of its operating businesses . Adjusted EBITDA should not be considered in isolation or as a substitute for net income, operating income, cash flows from operating activities or any other measure calculated in accordance with GAAP . The Company is not providing a quantitative reconciliation of its projected Adjusted EBITDA to projected GAAP net income or loss because certain components required to calculate projected GAAP net income or loss cannot presently be reasonably estimated without unreasonable effort . These components may include future interest expense, income taxes, depreciation and amortization, stock - based compensation, impairment charges, acquisition - related expenses and changes in the fair value of financial instruments . These items could be material to the Company’s future GAAP results .